Exhibit 99.3

2nd Quarter 2012 Results

Forward-Looking Statements 2 This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals.  These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS.  These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; volatile fuel and purchased power costs; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on debt and equity capital; regulatory and judicial decisions, developments and proceedings; new legislation or regulation, including those relating to environmental requirements and nuclear plant operations; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; competition in retail and wholesale power markets; the duration and severity of the economic decline in Arizona and current real estate market conditions; the cost of debt and equity capital and the ability to access capital markets when required; changes to our credit ratings; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional baseload generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; technological developments affecting the electric industry; and restrictions on dividends or other provisions in our credit agreements and Arizona Corporation Commission orders.  These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook.  Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law.

In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders. We present “gross margin” per diluted share of common stock. Gross margin refers to operating revenues less fuel and purchased power expenses. Gross margin is a “non-GAAP financial measure,” as defined in accordance with SEC rules. The appendix contains a reconciliation of this non-GAAP financial measure to the referenced revenue and expense line items on our Consolidated Statements of Income, which are the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States of America (GAAP). We view gross margin as an important performance measure of the core profitability of our operations. We refer to “on-going earnings” in this presentation, which is also a non-GAAP financial measure. We believe on-going earnings provide investors with a useful indicator of our results that is comparable among periods because it excludes the effects of unusual items that may occur on an irregular basis. Reconciliations of on-going earnings to our net income attributable to common shareholders are included in this presentation. Investors should note that these non-GAAP financial measures may involve judgments by management, including whether an item is classified as an unusual item. These measures are key components of our internal financial reporting and are used by our management in analyzing the operations of our business. We believe that investors benefit from having access to the same financial measures that management uses. Amounts Attributable to Common Shareholders and Non-GAAP Financial Measures 3

CEO Discussion Agenda Improving regulatory environment Selective capital investments Maintaining operational excellence Looking ahead 4

CFO Agenda 2nd quarter results Credit ratings upgrades and financing Arizona economic outlook Earnings guidance and financial outlook 5

Per Share Net Income On-Going Earnings Per Share 6 Consolidated EPS Comparisons 2nd Quarter 2012 vs. 2nd Quarter 2011

Non-GAAP EPS Reconciliation 2nd Quarter 2012 vs. 2nd Quarter 2011 7 2nd Qtr 2nd Qtr 2012 2011 Change EPS as reported 1.11 $ 0.79 $ 0.32 $ Less income (loss) from discontinued operations (0.01) 0.01 (0.02) On-going EPS 1.12 $ 0.78 $ 0.34 $

Higher gross margin* $0.35 Lower infrastructure-related costs $0.06 Higher O&M* $(0.05) Net Increase $0.34 = * Excludes costs, and offsetting operating revenues, associated with renewable energy (net of AZ Sun), energy efficiency and similar regulatory program. See non-GAAP reconciliation for gross margin in appendix. On-Going EPS Variances 2nd Quarter 2012 vs. 2nd Quarter 2011 Other, net $(0.02) 8

Gross Margin EPS Drivers 2nd Quarter 2012 vs. 2nd Quarter 2011 Net Increase $0.35 = See non-GAAP reconciliation in appendix. Lower retail kWh sales $(0.01) Retail transmission charge increase $0.05 9 Fuel costs and hedge mark-to-market, net of PSA deferrals $0.04 Weather effects $0.23 Other, net $0.04

Investment-Grade Credit Ratings We are disclosing these ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. APS Parent Corporate Credit Ratings Moody’s Baa1 Baa2 S&P BBB BBB Fitch BBB BBB Senior Unsecured Moody’s Baa1 - S&P BBB - Fitch BBB+ - Outlook Moody’s Stable Stable S&P Positive Positive Fitch Stable Stable 10

YTD Arizona Economic Indicators Employment & Excess Housing Year-Over-Year Change Non-Farm Job Growth 11 Metro Phoenix Excess Housing APS Service Territory YTD

Arizona Economic Indicators Metro Phoenix Housing Prices & Nonresidential Vacancy Value Relative to Jan ‘05 Home Prices Nonresidential Building Vacancy Vacancy Rate Office Retail 12 YTD YTD

Cost Management Initiatives Solid achievements to date Goal: O&M growth in line with retail sales growth Initiatives Company-wide benchmarking and evaluations Workforce attrition opportunities Knowledge transfer Process documentation 13 Excludes RES and demand side management costs. 2011 also excludes $28 million related to prior-period transmission right-of-way settlement. APS O&M Expense Trends $ Millions

Consolidated Financial Outlook As of August 2, 2012 14 On-Going EPS See key factors and assumptions in appendix. $2.99 $3.35 – $3.50 Projected Consolidated Earned ROE Goal 8.8% Average 9.5%

Appendix

2012 On-Going EPS Guidance Key Factors & Assumptions as of August 2, 2012 Electricity gross margin* (operating revenues, net of fuel and purchased power expenses) about $2.13 billion to $2.18 billion Retail customer growth about 1% Weather-normalized retail electricity sales volume slightly below prior year taking into account effects of customer conservation and energy efficiency and distributed renewable generation initiatives Actual weather for first 6 months of year and normal weather patterns for remainder of year Operating expenses* (operations and maintenance, depreciation and amortization, and taxes other than income taxes) about $1.33 billion to $1.36 billion Interest expense, net of allowances for borrowed and equity funds used during construction, about $180 million to $190 million Net income attributable to noncontrolling interests about $30 million to $35 million Effective tax rate about 35% * Excludes O&M of $109 million, and offsetting operating revenues, associated with renewable energy and energy efficiency programs 16

2012-2015 Financial Outlook Key Drivers & Assumptions as of August 2, 2012 17 2012 retail rate settlement effective July 1, 2012 Revenue provisions Retail base rate changes effective July 1, 2012 Adjustment mechanisms Four Corners acquisition AZ Sun additions to flow through RES until next base rate case Lost Fixed Cost Recovery (LFCR) mechanism assumed to offset 30-40% of revenues lost due to ACC-mandated energy efficiency and distributed renewable generation initiatives Environmental Improvement Surcharge (EIS) assumed to recover up to $5 million annually of carrying costs for government-mandated environmental capital expenditures Cost mitigation provisions Power Supply Adjustor (PSA) – 100% pass-through Potential property tax deferrals – assume 60% of property tax increases relate to tax rates, therefore, will be eligible for deferrals 25% in 2012 50% in 2013 75% in 2014 and thereafter (continued)

2012-2015 Financial Outlook Key Drivers & Assumptions as of August 2, 2012 (cont.) 18 Modestly improving Arizona and U.S. economic conditions Retail customer growth to average 2% annually Weather-normalized retail electricity sales volume growth: Relatively flat after customer conservation and energy efficiency and distributed renewable generation initiatives Average 2.5% annually before customer conservation and energy efficiency and distributed renewable generation initiatives Rate base growth to average 6% annually AZ Sun Program – additional 150 MW placed into service in 2012-2015 Transmission rate increases (FERC formula rates and retail adjustor) Four Corners cost deferrals between dates acquired and included in retail rates Company-wide operating and capital cost management Financing to maintain balanced capital structure for credit ratings and year-end 2014 retail rate case test year Interest rates Normal weather (except actual for first 6 months of 2012)

Non-GAAP EPS Reconciliation Consolidated On-Going EPS Guidance Year 2011 Year 2012 Actual Guidance* Net income attributable to common shareholders $ 3.09 Less income (loss) from discontinued operations: Real estate (0.01) Energy services business 0.11 On-going EPS $ 2.99 $ 3.35 - $ 3.50 19 * As of August 2, 2012

2012 Retail Rate Case Settlement Key Benefits from Investor Perspective Provides financial support APS needs to achieve Arizona’s energy goals Encourages progress toward sustainable energy future Supports renewable energy and energy efficiency Continues constructive regulatory framework established in 2009 regulatory settlement Demonstrates collaboration and cooperation among APS and numerous stakeholders Decision less than one year after filing Provides no base rate change for customers and promotes rate gradualism The settlement contains a number of benefits for customers and shareholders. 20

2012 Retail Rate Case Settlement Key Financial Provisions – Base Rate Changes The provisions of the settlement became effective July 1, 2012, as originally requested by APS. 21 Annualized Base Rate Revenue Changes ($ millions) Non-fuel base rate increase $ 116.3 Fuel-related base rate decrease (153.1) Revenues related to AZ Sun and other solar projects to be transferred from Renewable Energy Surcharge to base rates 36.8 Net base rate change $ -0-

Other key provisions provide customers rate stability while continuing constructive regulatory treatment and limiting regulatory lag. 22 2012 Retail Rate Case Settlement Key Proposals – Other than Base Rates Post test-year plant additions – 15 months’ additions included in rate base Constructive new or modified adjustment mechanisms Lost Fixed Cost Recovery (LFCR) rate mechanism to address ratemaking effects of energy efficiency and distributed renewable energy Power Supply Adjustor (PSA) – 100% pass-through Transmission Cost Adjustor (TCA) – streamlined for future rate changes Environmental Improvement Surcharge (EIS) – recovery of certain carrying costs for government-mandated environmental capital expenditures Four Corners transaction – procedure to allow APS to request related rate adjustments, if transaction consummated Property tax expense deferrals for future tax rate changes Current PSA credit on customer bills to continue until February 1, 2013, rather than reset when base rate changes became effective July 1, 2012 Next general rate case may be filed on or after May 31, 2015 for rates to become effective on or after July 1, 2016 (4-year stay-out)

Updated rate base, cost of capital and fuel prices underpin settlement amounts. 23 2012 Retail Rate Case Settlement Key Financial Assumptions Rate base $5.7 billion Allowed return on equity 10% Capital structure Long-term debt 46.1% Common equity 53.9% Base fuel rate (¢/kWh) 3.21¢ Projected fuel-price year for base fuel rate 2012 Test year ended December 31, 2010 adjusted for post-test year plant additions

APS AZ Sun Program Up to 200 MW utility-scale photovoltaic solar plants to be owned by APS In service 2011 through 2015 Constructive rate recovery through RES until included in base rates Commitments to date: 104 MW with $446 million estimated capital investment Project summary 50 MW in commercial operation to date Planning and procurement under way for additional projects Name Net Capacity Actual or Target Operation Date Paloma 17 MW Sept. 2011 Cotton Center 17 MW Oct. 2011 Hyder Phase 1 11 MW Oct. 2011 Hyder Phase 2 5 MW Feb. 2012 Chino Valley 19 MW 4Q 2012 Yuma Foothills Phase 1 17 MW 1Q 2013 Yuma Foothills Phase 2 18 MW 4Q 2013 24

Four Corners Power Plant Proposed Plan Acquire Southern California Edison’s 739 MW interest in Units 4 & 5 and shut down 560 MW Units 1 – 3 Purchase price: $294 million (subject to adjustments) Acquisition target date: No earlier than December 1, 2012 Estimated environmental compliance investment: $300 million Arizona, California and other regulatory approvals required Arizona and California approvals obtained New coal supply contract negotiations under way Economic, environmental and social benefits 25

Gross Margin Effects of Weather Variances Versus Normal* Pretax Millions 2011 *All periods recalculated to conform to current presentation. 26 2012 2010

Quarterly Mark-to-Market on Hedge Contracts* Pretax Millions * Related to APS 10% share under Power Supply Adjustor (PSA), net of related deferrals. 2010 2011 27 2012

Renewable Energy, Demand Side Management and Similar Regulatory Expenses* * O&M expenses related to Renewable Energy Standard and similar regulatory programs are offset by comparable revenue amounts. Pretax Millions 2010 2011 28 2012

Non-GAAP Measure Reconciliation Gross Margin 29 Three Months Ended June 30, EPS Change 2012 2011 $ millions pretax, except per share amounts Operating revenues* Fuel and purchased power expenses* Gross margin Less: Renewable energy (excluding AZ Sun), energy efficiency and similar regulatory programs Gross margin - adjusted $879 $800 (265) (244) 614 556 $0.32 (29) (35) 0.03 $585 $521 $0.35 *Line items from Consolidated Statements of Income.